JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from January 1, 2015 to December 31, 2015

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 07/08/15
Issuer Toyota Motor Credit Corporation (TOYOTA 2.80% July 13, 2022)
Cusip 89236TCQ6
Bonds 60,000
Offering Price $99.75
Spread 0.40%
Cost $59,852
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.81%
Syndicate Members BAML,BNPPAR,HSBCL,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 07/09/15
Issuer John Deere Capital Corporation (DE 1.60% July 13, 2018)
Cusip 24422ESX8
Bonds 44,000
Offering Price $99.96
Spread 0.15%
Cost $43,983
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.54%
Syndicate Members GS,JPM,MUFG
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 07/13/15
Issuer CVS Health Corporation (CVS 3.50% July 20, 2022)
Cusip 126650CK4
Bonds 80,000
Offering Price $99.96
Spread 0.63%
Cost $79,966
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.01%
Syndicate Members BARCS,BNYM,JPM,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 07/13/15
Issuer CVS Health Corporation (CVS 4.875% July 20, 2035)
Cusip 126650CM0
Bonds 109,000
Offering Price $98.44
Spread 0.88%
Cost $107,303
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.72%
Syndicate Members BARCS,BNYM,JPM,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 07/15/15
Issuer Santander Consumer USA, Drive Auto Receivables Trust 2015-CA A2A (DRIVE A2A 1.03% February 15, 2018 144A)
Cusip 26207VAB3
Bonds 127,000
Offering Price $100.00
Spread 0.12%
Cost $126,996
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 23.75%
Syndicate Members JPM, Citi, RBC, Deutsche
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 07/20/15
Issuer UnitedHealth Group Inc (UNH 1.90% July 16, 2018)
Cusip 91324PCL4
Bonds 36,000
Offering Price $99.87
Spread 0.25%
Cost $35,954
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.06%
Syndicate Members BAML,BARCS,BNYM,CITI,CS,DB,GS,JPM,MS,UBS,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 07/20/15
Issuer UnitedHealth Group Inc (UNH 3.35% July 15, 2022)
Cusip 91324PCN0
Bonds 42,000
Offering Price $99.88
Spread 0.40%
Cost $41,948
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.12%
Syndicate Members BAML,BARCS,BNYM,CITI,CS,DB,GS,JPM,MS,UBS,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 07/20/15
Issuer UnitedHealth Group Inc (UNH 4.625% July 15, 2035)
Cusip 91324PCQ3
Bonds 34,000
Offering Price $99.99
Spread 0.88%
Cost $33,996
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.01%
Syndicate Members BAML,BARCS,BNYM,CITI,CS,DB,GS,JPM,MS,UBS,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 07/23/15
Issuer Macquarie Bank Limited (MQGAU 2.85% July 29, 2020 144A)
Cusip 55608PAP9
Bonds 100,000
Offering Price $99.86
Spread 0.28%
Cost $99,861
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.51%
Syndicate Members BARCS,JPM,MQB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 07/23/15
Issuer Macquarie Bank Limited (MQGAU 4.00% July 29, 2025 144A)
Cusip 55608PAQ7
Bonds 100,000
Offering Price $99.85
Spread 0.38%
Cost $99,853
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.90%
Syndicate Members BARCS,JPM,MQB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 07/27/15
Issuer Bank of America Corporation (BAC 3.875% August 1, 2025)
Cusip 06051GFS3
Bonds 388,000
Offering Price $99.82
Spread 0.45%
Cost $387,298
Dealer Executing Trade BofA Merill Lynch
% of Offering  purchased by firm 1.71%
Syndicate Members BAML, ANZ, BNY, Capital One, Castel Oak, Commerz, Danske, JPM, Llyods, Loop, Mischler
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 08/03/15
Issuer Celgene Corporation (CELG 3.55% August 15, 2022)
Cusip 151020AR5
Bonds 41,000
Offering Price $99.73
Spread 0.40%
Cost $40,889
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.01%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 08/03/15
Issuer Celgene Corporation (CELG 5.00% August 15, 2045)
Cusip 151020AU8
Bonds 53,000
Offering Price $99.69
Spread 0.88%
Cost $52,836
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.17%
Syndicate Members BAML,BARCS,CITI,CS,DB,GS,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 08/10/15
Issuer American Water Capital Corp. (AWK 3.40% March 1, 2025)
Cusip 03040WAL9
Bonds 34,000
Offering Price $99.67
Spread 0.65%
Cost $33,887
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.43%
Syndicate Members JPM,MUFG,USB,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 08/13/15
Issuer State Street Corporation (STT 3.55% August 18, 2025)
Cusip 857477ATO
Bonds       141,000
Offering Price $99.87
Spread 0.45%
Cost $140,811
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.92%
Syndicate Members BAML,GS,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/8/15
Issuer Canadian Pacific Railway Company (CP 6.125% September 15, 2115)
Cusip 13645RAX2
Bonds 115,000
Offering Price $100.00
Spread 1.00%
Cost $115,000
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering  purchased by firm 1.86%
Syndicate Members BAML,BMO,CIBC,CITI,HSBCL,JPM,MS,NBF,RBCCM,SCOTIA,SMFGRP,TDSECS,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/8/15
Issuer KeyCorp (KEY 2.90% September 15, 2020)
Cusip 49326EEF6
Bonds 56,000
Offering Price $99.982
Spread 0.35%
Cost $55,990
Dealer Executing Trade KeyBanc Capital Markets, Inc.
% of Offering  purchased by firm 2.65%
Syndicate Members GS,JPM,KEYBCM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/9/15
Issuer Gilead Sciences Inc (GILD 3.25% September 1, 2022)
Cusip 375558BC6
Bonds 54,000
Offering Price $99.859
Spread 0.40%
Cost $53,924
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members BAML,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/9/15
Issuer Lowe's Companies Inc. (LOW 3.375% September 15, 2025)
Cusip 548661DH7
Bonds 72,000
Offering Price $99.421
Spread 0.45%
Cost $71,583
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.63%
Syndicate Members BAML,JPM,SUN
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/9/15
Issuer Pentair Finance S.A. (PNR 2.90% September 15, 2018)
Cusip 709629AM1
Bonds 114,000
Offering Price $99.940
Spread 0.40%
Cost $113,932
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.06%
Syndicate Members BAML,CITI,JPM,MUFG,USB
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/9/15
Issuer Tyco International Finance S.A. (TYC 3.90% February 14, 2026)
Cusip 902118BS6
Bonds 20,000
Offering Price $99.284
Spread 0.65%
Cost $19,857
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.66%
Syndicate Members DB,GS,MS,BBVA,BNPPAR,BNYM,CITI,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/10/15
Issuer Biogen Inc (BIIB 2.90% September 15, 2020)
Cusip 09062XAC7
Bonds 79,000
Offering Price $99.792
Spread 0.60%
Cost $78,836
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.52%
Syndicate Members BAML,GS,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 9/10/15
Issuer Danaher Corporation (DHR 3.35% September 15, 2025)
Cusip 235851AQ5
Bonds 123,000
Offering Price $99.857
Spread 0.60%
Cost $122,824
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering  purchased by firm 1.97%
Syndicate Members BARCS,CITI,JEFLLC,JPM,MUFG,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/5/15
Issuer MidAmerican Energy Company (3.50% October 15, 2024)
Cusip 595620AM7
Bonds 59,000
Offering Price $103.358
Spread 0.65%
Cost $60,981
Dealer Executing Trade Mizuho Securities
% of Offering  purchased by firm 2.50%
Syndicate Members BARCS, MIZUHO, US BANCORP, WF, JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/8/15
Issuer Invesco Finance plc (IVZ 3.75% January 15, 2026)
Cusip 46132FAD2
Bonds 36,000
Offering Price $99.742
Spread 0.65%
Cost $35,907
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.85%
Syndicate Members CITI, BAML, MS,BNYM,CIBC,HSBC,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/26/15
Issuer Capital One Financial Corporation (COF 4.20% October 29, 2025)
Cusip 14040HBJ3
Bonds 86,000
Offering Price $99.992
Spread 0.45%
Cost $85,993
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.90%
Syndicate Members CAPFIN,CITI,CS,DB,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/27/15
Issuer ACE INA Holdings (ACE 2.875% November 3, 2022)
Cusip 00440EAU1
Bonds 42,000
Offering Price $99.874
Spread 0.40%
Cost $41,947
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.55%
Syndicate Members CITI,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/27/15
Issuer Hyundai Capital America (HYNMTR 2.40% October 30, 2018 144A)
Cusip 44891AAC1
Bonds 65,000
Offering Price $99.988
Spread 0.25%
Cost $64,992
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 1.53%
Syndicate Members BAML,BNPPAR,CACIB,CITI,DB,JPM,TDSECS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/27/15
Issuer Prologis, L.P. (PLD 3.75% November 1, 2025)
Cusip 74340XBE0
Bonds 24,000
Offering Price $99.381
Spread 0.65%
Cost $23,851
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.80%
Syndicate Members BAML,CITI,GS,JPM,MS,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/28/15
Issuer Flagship Credit Auto Trust 2015-3 A (FCAT 2015-3 A 2.38% October 15, 2020 144A)
Cusip 33843LAA3
Bonds 383,000
Offering Price $99.999691
Spread 0.40%
Cost $382,999
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 22.15%
Syndicate Members DB,WF,BARCS,CITI,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/28/15
Issuer Flagship Credit Auto Trust 2015-3 B (FCAT 2015-3 B 3.68% March 15, 2022 144A)
Cusip 33843LAB1
Bonds 126,000
Offering Price $99.979298
Spread 0.40%
Cost $125,974
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 22.15%
Syndicate Members DB,WF,BARCS,CITI,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/28/15
Issuer Flagship Credit Auto Trust 2015-3 C (FCAT 2015-3 C 4.65% March 15, 2022 144A)
Cusip 33843LAC9
Bonds 76,000
Offering Price $99.968876
Spread 0.40%
Cost $75,976
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 21.93%
Syndicate Members DB,WF,BARCS,CITI,JPM
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/29/15
Issuer Mead Johnson Nutrition Company (MJN 4.125% November 15, 2025)
Cusip 582839AH9
Bonds 27,000
Offering Price $99.958
Spread 0.65%
Cost $26,989
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.85%
Syndicate Members CITI,JPM,MS
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 10/29/15
Issuer Microsoft Corporation (MSFT 2.65% November 3, 2022)
Cusip 594918BH6
Bonds 160,000
Offering Price $99.968
Spread 0.40%
Cost $159,949
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.75%
Syndicate Members BAML,BARCS,CITI,GS,HSBCL,JPM,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/05/15
Issuer Halliburton Company (HAL 4.85% November 15, 2035)
Cusip 406216BJ9
Bonds 37,000
Offering Price $99.974
Spread 0.75%
Cost $36,990
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.63%
Syndicate Members BAML,CITI,CS,DB,HSBC,MIZUHO
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/16/15
Issuer Lockheed Martin Corporation (LMT 4.50% May 15, 2036)
Cusip 539830BK4
Bonds 22,000
Offering Price $98.124
Spread 0.75%
Cost $21,587
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.08%
Syndicate Members BAML,CACIB,CITI,GS,JPM,MIZUHO,MS,WFC
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 11/19/15
Issuer Freddie Mac KF12 A (FHMS KF12 A FRN September 25, 2022)
Cusip 3137BM6D3
Bonds 424,000
Offering Price $100.00
Spread 0.25%
Cost $424,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 4.14%
Syndicate Members BARCS,GS,JPM,PNC

Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 07/01/15
Issuer ConforMIS, Inc. (CFMS) IPO
Cusip 20717E10
Shares 6,100
Offering Price $15.00
Spread $1.05
Cost $91,500
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.29%
Syndicate Members J.P. Morgan / Deutsche Bank Securities / Wells Fargo Securities / Canaccord Genuity / Oppenheimer & Co.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 07/16/15
Issuer Ollie's Bargain Outlet Holdings, Inc. (OLLI) IPO
Cusip 68111610
Shares 2,000
Offering Price $16.00
Spread $1.08
Cost $32,000
Dealer Executing Trade Jefferies
% of Offering  purchased by firm 2.22%
Syndicate Members J.P. Morgan / Jefferies / BofA Merrill Lynch / Credit Suisse / Piper Jaffray / KeyBanc Capital Markets / RBC Capital Markets
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 07/22/15
Issuer Blue Buffalo Pet Products, Inc. (BUFF) IPO
Cusip 09531U10
Shares 5,700
Offering Price $20.00
Spread $1.05
Cost $114,000
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 0.70%
Syndicate Members J.P. Morgan / Citigroup / Barclays / Deutsche Bank Securities / Morgan Stanley / Wells Fargo Securities / LOYAL3 Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 09/18/15
Issuer Penumbra, Inc. (PEN) IPO
Cusip 70975L10
Shares 900
Offering Price $30.00
Spread $2.10
Cost $27,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.07%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Wells Fargo Securities / Canaccord Genuity
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 11/18/15
Issuer Match Group, Inc. (MTCH) IPO
Cusip 57665R106
Shares 16,700
Offering Price $12.00
Spread $0.66
Cost $200,400
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.97%
Syndicate Members J.P. Morgan / Allen & Company LLC / BofA Merrill Lynch / Deutsche Bank Securities / BMO Capital Markets / Barclays / BNP Paribas / Cowen and Company / Oppenheimer & Co. / PNC Capital Markets LLC / Societe Generale / Fifth Third Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 11/18/15
Issuer Match Group, Inc. (MTCH) IPO
Cusip 57665R106
Shares 10,200
Offering Price $12.00
Spread $0.66
Cost $122,400
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.97%
Syndicate Members J.P. Morgan / Allen & Company LLC / BofA Merrill Lynch / Deutsche Bank Securities / BMO Capital Markets / Barclays / BNP Paribas / Cowen and Company / Oppenheimer & Co. / PNC Capital Markets LLC / Societe Generale / Fifth Third Securities
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 12/2/15
Issuer Columbia Pipeline Group, Inc. (CPGX) Secondary
Cusip 19828010
Shares 1,300
Offering Price $17.50
Spread $0.525
Cost $22,750
Dealer Executing Trade Credit Suisse
% of Offering  purchased by firm 1.36%
Syndicate Members Goldman, Sachs & Co. / Credit Suisse / Barclays / Citigroup / J.P. Morgan / Wells Fargo Securities / BBVA Securities / BNP Paribas / BofA Merrill Lynch / Mizuho Securities / Morgan Stanley / MUFG / Scotia Howard Weil / Academy Securities / Fifth Third Securities / KeyBanc Capital Markets / Piper Jaffray / The Huntington Investment Company / Tuohy Brothers